Guinness Atkinson Funds

Guinness Atkinson Global Innovators Fund

Investor Class – (IWIRX)

Institutional Class – (GINNX)

Supplement dated February 27, 2025, to the currently effective

Statement of Additional Information (“SAI”).

At a meeting held on February 24, 2025, the Board of Trustees of the Guinness Atkinson Funds approved the reduction of the asset level of the management fee breakpoints for the Guinness Atkinson Global Innovators Fund.

Effective February 24, 2025, “Advisory Fee Rate” on page 61 of the SAI is replaced with the following table:

Fund	Advisory Fee Rate (as a percentage of the Fund’s average daily net assets)
Alternative Energy Fund	0.80%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the first $250 million of assets; 0.50% on assets in excess of $250 million

Please file this Supplement with your records.